SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    AUGUST 19, 1996
                                                -------------------------------

                                COMPSCRIPT, INC.
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             (Exact name of registrant as specified in its charter)


    FLORIDA                      0-20594                65-0506539
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(State or other jurisdiction    (Commission File       (IRS Employer
 or incorporation)                 Number)                Identification No.)


       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (407) 974-8585
                                                  -----------------------------

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          (Former name or former address, if changed since last report)

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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On August 19, 1996 Compscript, Inc. ("Compscript" or the "Company") consummated a Stock Purchase Agreement with the stockholders of Securx, Inc. ("Securx"), an Ohio corporation (the "Stock Purchase Agreement"). Under the Stock Purchase Agreement, Compscript acquired all the issued and outstanding shares of Securx in exchange for 187,500 shares of Compscript's Common Stock.

        The Stock Purchase Agreement contains various customary representations and warranties of the parties. Subject to certain limitations, the former shareholders of Securx agreed to indemnify Securx and Compscript against losses and expenses incurred after the closing date due to a breach of the shareholders' representations, warranties and covenants in the Stock Purchase Agreement.

        In connection with the Stock Purchase Agreement, each shareholder of Compscript executed a non-competition, non-disclosure agreement. Compscript entered into employment agreements with Mark Kirasich and Peter Longbons, Securx's Chief Operating Officer and President, respectively.

        Securx is a privately held provider of mail order pharmacy services to insurers, self-insured companies and third party administrators.

        The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which follows as an exhibit hereto and incorporated herein by reference.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a) Financial Statements of Securx are not available at the time of the filing of this Form 8-K Report . Such required financial statements will be filed no later than 60 days after this Report on Form 8-K was required to be filed.

               (b) Pro Forma financial information of Securx is not available at the time of the filing of this Form 8-K Report. The required pro forma financial statements will be filed not later than 60 days after this Report on Form 8-K was required to be filed.

               (c) Stock Purchase Agreement dated as of August 19, 1996, by and among Compscript and the stockholders of Securx, Inc.

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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMPSCRIPT, INC.


                                     By: /s/ BRIAN A. KAHAN
                                         ----------------------------
                                         Brian A. Kahan
                                         Chief Executive Officer

DATED:  August 30, 1996
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